Prospectus supplement dated August 6, 2014
to the following prospectus(es):
VIP Annuity (NLIC and NLAIC) prospectus dated May 2, 1994
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The prospectus offers the following underlying mutual funds as investment options under the contract. The prospectus has been corrected to reflect updated information for these investment options as indicated below:
UNDERLYING MUTUAL FUND	UPDATED INFORMATION
Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund	Sub-advisor: Dimensional Fund Advisors LP; JPMorgan Investment Management Inc.
GWP-0501